Exhibit 99.1

MLP Investor Conference May 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports MarkWest files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA , and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow , Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

Key Investment Considerations 4 High-Quality, Diversified Assets Proven Track Record of Growth and Customer Satisfaction Substantial Growth Opportunities Strong Financial Profile Leading presence in six core natural gas producing regions of the U.S. Key long-term contracts with high-quality producers to develop the Marcellus Shale, Utica Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 216% (13% CAGR) since IPO More than $5.0 billion of organic growth and acquisitions since IPO, including the December 2011 Liberty transaction Ranked #1 in EnergyPoint’s 2011 midstream customer satisfaction survey 2012 growth capital forecast of $1.1 billion to $1.5 billion Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin Long-term organic growth opportunities focused on resource plays Committed to maintaining strong financial profile Debt to book capitalization of 49% Debt to Adjusted EBITDA of 2.9x Adjusted EBITDA to Interest Expense of 5.5x Established relationships with joint venture partners, which provides capital flexibility

# Geographic Footprint



Utica Shale
Pittsburgh Office
Antrim Shale
Corporate Office
Marcellus Shale
Woodford Shale
Tulsa Office
Granite Wash Formation
Huron/Berea Shale
Barnett Shale
Haynesville/Bossier Shale
Permian Basin
Houston Office
Eagle Ford Shale

**SOUTHWEST**

- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- 1.5 Bcf/d transmission capacity including Arkoma Connector Pipeline JV with ArcLight
- Under construction:
  - 120 MMcf/d processing capacity in East Texas

**NORTHEAST**

- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 Bbl NGL storage
- NGL marketing by truck, rail, & barge
- Under construction:
  - 150 MMcf/d processing capacity at Langley

**LIBERTY**

- Marcellus Shale
- 325 MMcf/d gathering capacity
- 625 MMcf/d processing capacity
- 60,000 Bbl/d C3+ fractionator
- 90,000 Bbl NGL storage
- Under construction:
  - 1.5 Bcf/d processing capacity
  - 115,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

**UTICA**

- Joint Venture with EMG
- Under construction:
  - 365 MMcf/d at the Harrison County processing complex
  - 200 MMcf/d at the Noble County processing complex
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County

**GULF COAST**

- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 5

Growth Driven by Customer Satisfaction 6 MarkWest Ranked #1 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. 2011 Customer Satisfaction Survey

7 Shale Plays Are Driving Natural Gas Supply Source: EIA and En*Vantage US Lower 48 Gas Production vs Demand (Trillion Cubic Feet) 0 5 10 15 20 25 30 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 0 5 10 15 20 25 30 Non-associated onshore Non-associated offshore Associated w/ oil Tight Gas Coal Bed Methane Shale Gas Net Imports Gas Demand 21% 9% 10% 9% 26% 23% 39% 25% 7% 9% 7% 13% Source EIA AEO 2012

8 Resource Play Economics Source: Goldman Sachs – February, 2012 NYMEX gas price ($/mmbtu) Gas Price Required for 12% IRR

Commitment to Resource Plays 9 Net capital investments in emerging resource plays since 2006 are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand) MMcf/d

Gulf Coast Segment 10 Competitive advantages Provide high-quality processing and fractionation services to six strategically located refineries Approximately 75% of our inlet volume is under long-term contracts Provide high-purity hydrogen to refiners for production of ultra-low sulfur diesel fuel Our plant reduces overall refinery emissions by removing valuable products from the off gas stream and marketing the product vs. using the inlet gas as fuel Area of Operations Corpus Christi, Texas Processing 140 MMcf/d capacity Fractionation 29,000 Bbl/d capacity NGL Marketing & Transportation Ethane, ethylene, propane, propylene, isobutene, normal butane, butylenes, and pentanes Other High-purity hydrogen production Percentage of 2011 Net Operating Margin 12% Under Construction 4th inlet compressor to increase plant reliability

Southwest Segment 11 Competitive advantages Our assets are ideally positioned for development of unconventional plays Recently constructed gathering systems provide low-pressure and fuel-efficient service Ready access to markets with interconnects to CEGT, NGPL, TGT, ANR, PEPL, CFS and Enogex We operate the largest gathering system in the Woodford Shale with 93% of throughput under long-term contracts The recently expanded cryogenic processing plant in Western Oklahoma is operating at near capacity Rated 1st in Midstream Services in the East Texas region Under Construction 120 MMcf/d cryogenic processing capacity in E. Texas Areas of Operation Oklahoma, Texas, New Mexico, Louisiana Resource Plays Woodford Shale, Granite Wash, Haynesville Shale, Anadarko Basin, Cotton Valley, Travis Peak, Petitt Formations Gathering 1.6 Bcf/d capacity Processing 655 MMcf/d capacity Transportation 1.5 Bcf/d transmission capacity, including Arkoma Connector Pipeline JV with ArcLight Capital Partners Percentage of 2011 Net Operating Margin 49%

Northeast Segment 12 Competitive advantages We are the largest gas processor and fractionator in the Appalachian Basin We have operated vertically integrated gas processing, fractionation, storage, and marketing in the Northeast for nearly 25 years In Appalachia, approximately 60% of the volume we process and fractionate is under contract for at least 10 years We operate a FERC-regulated crude oil pipeline in Michigan that provides transportation service for three shippers Rated 1st in Personnel by producer customers Areas of Operation Kentucky, West Virginia, Michigan Resource Plays Appalachian Basin, Huron/Berea Shale, the Niagaran Reef Processing 505 MMcf/d capacity Fractionation 24,000 Bbl/d capacity NGL Marketing & Storage NGL marketing by truck, rail and barge 285,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Transportation 150 mile crude oil transmission pipeline Percentage of 2011 Net Operating Margin 20% Under Construction 150 MMcf/d cryogenic processing capacity at Langley

Liberty Segment Competitive advantages Rated 1st in Midstream Services in the Marcellus Shale We are the largest processor of natural gas in the Marcellus Shale with acreage dedications in excess of 400,000 liquids-rich acres Operate fully integrated gathering, processing, fractionation, storage and marketing operations Ready access to markets with interconnects to Columbia Gas, National Fuel, TETCO, and TEPPCO Products Pipeline Acquisition of Keystone Midstream Services, LLC (expected to close in June 2012): Supports extension of NGL gathering into northwest PA Positions us very well to continue serving rich-gas Marcellus producers 13 Areas of Operation Southwest Pennsylvania and northern West Virginia Resource Plays Marcellus Shale Gathering 325 Mcf/d capacity Processing 625 MMcf/d cryogenic capacity Fractionation 60,000 Bbl/d C3+ capacity NGL Marketing & Storage NGL Marketing by truck 90,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Under Construction Processing: 1.5 Bcf/d cryogenic capacity Fractionation: 115,000 Bbl/d de-ethanization capacity NGL Marketing: Rail loading for 200 railcars NGL Transportation: Extensive NGL gathering system, 50,000 Bbl/d Mariner West purity ethane pipeline Percentage of 2011 Net Operating Margin 19%

# Liberty Project Schedule

**By 2014, Liberty will have integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 2.1 Bcf/d**



Keystone Midstream
Houston I,II,III
Majorsville I - VI
Mobley I,II
Sherwood I, II
Pennsylvania
Mahoning
Columbiana
Carroll
Beaver
Allegheny
Belmont
Ohio
Marshall
Greene
Fayette
Monroe
Wetzel
Monongalia
Marion
Preston
Tyler
Pleasants
Doddridge
Harrison
PROPOSED NGL GATHERING
MARINER WEST
TEPPCO PRODUCTS PIPELINE
EPD ATEX EXPRESS PIPELINE

| Houston Processing and Fractionation Complex | | |
|---|---|---|
| Houston I - III | 355 | MMcf/d |
| C3+ Fractionation | 60,000 | Bbl/d |
| **Under Construction** | | |
| Rail Loading (2Q12) | 200 | Rail cars |
| De-ethanization (mid-2013) | 38,000 | Bbl/d |
| Mariner West ethane pipeline (3Q13) | 50,000 | Bbl/d |

| Majorsville Processing and Fractionation Complex | | |
|---|---|---|
| Majorsville I & II | 270 | MMcf/d |
| NGL Pipeline to Houston | 43,400 | Bbl/d |
| **Under Construction** | | |
| Majorsville III - V (2013) | 600 | MMcf/d |
| Majorsville VI (2014) | 200 | MMcf/d |
| De-ethanization (mid-2013) | 38,000 | Bbl/d |
| De-ethanization (2014) | 38,000 | Bbl/d |

| Mobley Processing Complex | | |
|---|---|---|
| **Under Construction** | | |
| Mobley I (4Q12) | 120 | MMcf/d |
| Mobley II (4Q12) | 200 | MMcf/d |
| NGL Pipeline to Majorsville (2Q12) | | |

| Sherwood Processing Complex | | |
|---|---|---|
| **Under Construction** | | |
| Sherwood I (3Q12) | 200 | MMcf/d |
| Sherwood II (4Q13) | 200 | MMcf/d |
| NGL Pipeline to Mobley (3Q12) | | |

| Keystone Acquisition (expected to close in June 2012) | | |
|---|---|---|
| Sarsen | 40 | MMcf/d |
| Bluestone | 50 | MMcf/d |
| NGL Storage | 12,000 | Bbbl |

MARKWEST ENERGY PARTNERS, L.P. 14

# Utica Joint Venture Overview



Keystone Midstream
Harrison processing complex
Fractionation and marketing facilities
TEPPCO Pipeline
Proposed Shell ethane cracker
Proposed NGL gathering
NGL pipeline
NGL pipeline
Noble processing complex
Houston
Majorsville
Mobley
Sherwood
Ohio
Pennsylvania
West Virginia
Summit
Portage
Trumbull
Mercer
Stark
Columbiana
Carroll
Jefferson
Guernsey
Belmont
Monroe
Noble
Washington
Brooke
Ohio
Greene
Wetzel
Marion
Tyler
Pleasants
Ritchie
Wood
Wirt
Jackson
Roane
Calhoun
Gilmer
Lewis
Upshur
Harrison
Taylor

- Joint venture with The Energy & Minerals Group (EMG) to develop significant midstream infrastructure to serve producers' drilling programs in the liquids-rich Utica shale in eastern Ohio
  - EMG will fund the first $500 million of capital expenditures
- Recent Developments
  - Letter of intent with GulfPort to provide gathering, processing, fractionation and marketing for liquids-rich Utica production
  - Letter agreement with Rex Energy and Sumitomo to discuss similar midstream services

**Harrison Processing and Fractionation Complex**

**Under Construction**

| | | |
|---|---|---|
| Harrison Interim (3Q12) | 40 | MMcf/d |
| Harrison I (1Q13) | 125 | MMcf/d |
| Harrison II (2013) | 200 | MMcf/d |
| C3+ Fractionation (4Q13) | 60,000 | Bbl/d |
| C3 pipeline (4Q13) | TEPPCO | Deliveries |
| De-ethanization (1Q14) | 40,000 | Bbl/d |
| Truck Loading (mid-2013) | 8 | Bays |
| Rail Loading (mid-2013) | 200 | Rail cars |

**Noble Processing Complex**

**Under Construction**

| | | |
|---|---|---|
| Noble I (2013) | 200 | MMcf/d |

**NGL Pipelines**

**Under Construction**

NGL Pipeline from Harrison to Majorsville (4Q13)

NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P.

15

The Midstream Leader in Northeast Shales 16 Utica Shale Marcellus Shale Huron Shale Keystone Midstream

Keystone Midstream Services Acquisition MarkWest is acquiring 100% of the ownership interests in Keystone Midstream Services, LLC from its current owners Stonehenge Energy Resources, LP Rex Energy Corporation (Rex); and Sumitomo Corporation (Sumitomo) Strategic acquisition in the heart of the liquids-rich Marcellus shale Supports extension of NGL gathering system into northwest PA Positions MarkWest very well to continue serving rich-gas Marcellus and Utica producers Exciting new partnership with Rex and Sumitomo Rex and Sumitomo have dedicated 895 square miles in northern Pennsylvania MarkWest will provide gathering, processing, fractionation and marketing services under long-term fee-based agreements in the Marcellus shale The parties executed a letter agreement to discuss similar midstream services for portions of Rex’s acreage in the Utica shale Utica Shale Marcellus Shale Huron Shale Keystone Midstream

Marcellus Ethane – A Third-Party Viewpoint 18 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo, January 2012

Increasing Demand for US Ethane 19 Source: En*Vantage, Industry Contacts US Ethylene Industry's Max Capability to Crack Ethane (1000 BPD) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Low Probability New Plants High Probability New Plants Converisons/Expansions/Restarts 2011 C2 Cracking Capability

Project Mariner: A Comprehensive Solution 20 MarkWest Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia Proposed Shell Ethane Cracker New MarkWest Utica Harrison Fractionator

Financial Overview

# 2012 DCF and Capital Expenditure Forecast

**2012 DCF forecast of $440 million to $500 million**

**2012 capital expenditure forecast of $1.1 billion to $1.5 billion**



Southwest
$80 to $100
Northeast
$35M to $65M
Gulf Coast
$5 to $15
Liberty
$980 to $1320

**Liberty**

- Liquids-rich gas gathering system
- Majorsville III, IV, V, & VI processing plants
- Mobley I & II processing plants
- Sherwood I & II processing plants
- 115 Bbl/d de-ethanization capacity
- 50,000 Bbl/d Mariner West ethane project
- Multiple NGL and ethane pipelines

**Utica ***

- 365 MMcf/d cryogenic processing complex in Harrison County, Ohio
- 200 MMcf/d cryogenic processing complex in Noble County, Ohio
- 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County, Ohio

* The first $500 million of capex for the Utica JV will be funded by EMG, after which MarkWest will fund 100% of the capital requirements until it achieves 70% ownership.

**Southwest**

- 120 MMcf/d Carthage East cryogenic processing capacity
- 140 MMcf/d Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

**Northeast**

- 150 MMcf/d Langley III processing plant

**Gulf Coast**

- 4th Inlet compressor

MARKWEST ENERGY PARTNERS, L.P. 22

Capital Markets and Liquidity Update The Partnership is focused on the right timing and size of capital market activities to fund capital expenditures while consistently improving its credit metrics and maintaining a strong liquidity position In 2012, the Partnership has already completed two equity offerings for combined net proceeds of approximately $853 million. The proceeds were used to fund the $512 million Keystone acquisition, and growth capital expenditures. Overall, the Partnership’s weighted average cost of capital has decreased by more than 300 basis points over the past two years 23 In May 2012, the Partnership had available liquidity of more than $1.5 billion

Capital Structure ($ in millions) As of December 31, 2011 As of March 31, 2012 Cash $ 117.0 $ 350.6 Credit Facility 66.0 – 8-3/4% Senior Notes due 2018 81.0 81.0 6-3/4% Senior Notes due 2020 500.0 500.0 6-1/2% Senior Notes due 2021 499.1 499.1 6-1/4% Senior Notes due 2022 700.0 700.0 Total Debt $ 1,846.1 $ 1780.1 Total Equity $ 1,502.1 $ 1,852.3 Total Capitalization $ 3,348.2 $ 3,632.4 LTM Adjusted EBITDA (1) $ 451.4 $ 488.1 Total Debt / Capitalization 55% 49% Total Debt / LTM Adjusted EBITDA (2) 3.3x 2.9x Adjusted EBITDA / Interest Expense (2) 5.1x 5.5x (1) Adjusted EBITDA is calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA to net income (loss). (2) Leverage ratio and interest coverage ratio are calculated in accordance with Credit Facility covenants. 24

Strong Distribution Growth and Unit Performance 216% Distribution Growth since IPO in May 2002 (13% CAGR) 25 0.00 0.50 1.00 1.50 2.00 2.50 3.00 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 Distribution per Common Unit ($) Unit Price ($) Annual Distribution Unit Price

Risk Management Program 26 2012 – 2014 Combined Hedge Percentage NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. Three months ended March 31, 2012 Net Operating Margin including Hedges Three months ended March 31, 2012 Net Operating Margin by Contract Type Fully Hedged

Cost of Equity Capital Source: CapIQ as of March 5, 2012 27 0% 2% 4% 6% 8% 10% 12% 14% 16% NKA ETP KMP GLP TLP BWP NS XTEX EEP EROC CMLP PNG RGP HEP PAA BPL TCP DPM WPZ EPB SEP NGLS APL CPNO SXL GEL CHKM OKS MWE EPD MMP WES Cost of Equity Capital Common Unit Yield IDR Load

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-in-class midstream services for our producer customers Preserve strong financial profile Deliver superior and sustainable total returns EXECUTE, EXECUTE, EXECUTE !!! 28

Appendix 29

Reconciliation of DCF and Distribution Coverage ($ in millions) Year ended December 31, 2011 Three months ended March 31, 2012 Net income $ 106.2 $ 16.3 Depreciation, amortization, impairment, and other non-cash operating expenses 203.9 53.4 Loss on redemption of debt, net of tax benefit 72.1 - Non-cash loss from unconsolidated affiliates 1.1 - (Contributions to) distributions from unconsolidated affiliates (0.3) 0.9 Non-cash derivative activity (0.3) 48.2 Non-cash compensation expense 3.4 2.7 Provision for income tax – deferred (3.9) (10.8) Cash adjustment for non-controlling interest of consolidated subsidiaries (64.5) (1.0) Revenue deferral adjustment 15.4 2.3 Other 14.3 3.5 Maintenance capital expenditures, net of joint venture partner contributions (14.6) (6.3) Distributable cash flow (DCF) $ 332.8 $ 109.2 Total distributions declared for the period $ 240.7 $ 81.1 Distribution coverage ratio (DCF / Total distributions declared) 1.38x 1.35x 30

# Reconciliation of Adjusted EBITDA

| ($ in millions) | Year ended December 31, 2010 | Year ended December 31, 2011 | LTM ended March 31, 2012 |
|---|---|---|---|
| **Net income (loss)** | $ 31.1 | $ 106.3 | $ 197.3 |
| Non-cash compensation expense | 7.5 | 3.4 | 4.5 |
| Non-cash derivative activity | 24.7 | (0.3) | (31.9) |
| Interest expense (1) | 105.2 | 109.9 | 111.0 |
| Depreciation, amortization, impairments, and other non-cash operating expenses | 167.7 | 203.9 | 209.9 |
| Loss on redemption of debt | 46.3 | 79.0 | 35.7 |
| Provision for income tax | 3.2 | 13.7 | 32.3 |
| Adjustment for cash flow from unconsolidated affiliate | 1.0 | 1.3 | 1.7 |
| Adjustment related to non-guarantor, consolidated subsidiaries (2) | (52.3) | (63.9) | (70.4) |
| Other | (1.3) | (1.9) | (2.0) |
| **Adjusted EBITDA** | $ 333.1 | $ 451.4 | $ 488.1 |

(1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer.
(2) The non-guarantor subsidiaries, in accordance with Credit Facility covenants, are MarkWest Liberty Midstream & Resources, L.L.C. (Liberty), MarkWest Utica EMG L.L.C., MarkWest Pioneer, L.L.C., Wirth Gathering Partnership, and Bright Star Partnership. As of January 1, 2012, Liberty is a wholly owned subsidiary but remains a non-guarantor in accordance with the Credit Facility.

MARKWEST ENERGY PARTNERS, L.P.
31

Reconciliation of Net Operating Margin ($ in millions) Year ended December 31, 2011 Three months ended March 31, 2012 Income from operations $ 318.2 $ 51.4 Facility expense 173.6 48.8 Derivative activity 75.5 65.8 Revenue deferral adjustment 15.4 2.3 Selling, general and administrative expenses 81.2 25.2 Depreciation 150.0 41.1 Amortization of intangible assets 43.6 11.0 Loss on disposal of property, plant, and equipment 8.8 1.0 Accretion of asset retirement obligations 1.2 0.3 Net operating margin $ 867.4 $ 246.9 32

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 33